SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Earliest Event Reported: July 9, 2001


                      THE MURDOCK GROUP HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                The Murdock Group Career Satisfaction Corporation
                                  (Former Name)


          Utah                      0-29705                    87-0574421
(State of Incorporation)      (Commission File No.)        (I.R.S.   Employer
                                                           Identification No.)


                               4084 South 300 West
                           Salt Lake City, Utah 84107
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                    (Address of Principal Executive Offices)


                                 (801) 268-3232
                (Issuer's Telephone Number, Including Area Code)


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Item 5.  Other Events

     On July 9, 2001, the company put into effect a 14:1 reverse split of its outstanding common stock as indicated in the attached press release, by this reference incorporated herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits


         99.9  Press Release dated July 9, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  THE MURDOCK GROUP CAREER HOLDING CORPORATION



                                        By:               /s/ KC Holmes
                                           -------------------------------------
                                           KC Holmes, Chief Executive Officer






Dated: July 16, 2001